6. OIL AND GAS PROPERTY INTERESTS	12 Months Ended
Dec. 31, 2019
Oil and Gas Exploration and Production Industries Disclosures [Abstract]
OIL AND GAS PROPERTY INTERESTS

NOTE 6. OIL AND GAS PROPERTIES

During the period June 2006 through January 2007, the Company acquired the rights to multiple oil sands leases within the Peace River area of Alberta, Canada (the “Peace River Properties”). The leases were granted by the Province of Alberta. All the leases are for a 15-year term, require minimum annual lease payments, and grant the Company the right to explore and develop oil sands on the respective leases. On February 22, 2016, the Company acquired an additional 45 oil sands leases by entering into two purchase and sale agreements. The oil sands leases represent 39,680 hectares (98,051 acres) in the Peace River area of Alberta. One of the purchase / sale agreements was with a related party.

On May 14, 2019, the Company sold the shallower oil sands rights on two of its oil sands lease blocks in the Cadotte East area to an unrelated third party, but has retained the deeper oil sands rights, including the Debolt-Elkton formations. The Company has also retained a 2.5% overriding royalty on all petroleum substances produced from the shallower oil sands rights on those two lease blocks. The Company will continue to pay annual lease fees on those two oil sands lease blocks, but at a rate of 50%, and the unrelated third party will pay the other 50%. On three of its oil sands lease blocks in the Reno area, the Company has sold 100% of its interest to an unrelated third party and has retained a 2.5% overriding royalty on all petroleum substances produced from those oil sands lease blocks. On those three oil sands lease blocks, the unrelated third party will take over 100% of the annual lease fees. In connection with these sales, the Company recorded a gain of $44,569.

All the Company’s leases in the Peace River area are subject to royalties payable to the government of the Province of Alberta. The royalty is calculated using a revenue-less-cost formula. In years prior to the recovery of the project’s capital investment, the royalty is 1% of gross revenue. Once the project costs have been recovered, the royalty is the greater of 1% of gross revenue or 25% of net revenue.

The Company completed drilling four exploratory wells during the fiscal year ended December 31, 2007. Since then, the Company has completed several third-party technical reports on its oil sands leases including a prefeasibility study and has developed an oil sands exploration program. The Company intends to move forward on the program and projects when adequate funding is available. As of December 31, 2019, 2018, and 2017, the Company decided to fully impair certain of its assets primarily relating to unproved leases and legacy wells for a total impairment of $180,481, $137,329, and $164,566, respectively. This decision was made due to: the historically low commodity prices; the general lack of investment activity in the sector; the general lack of new oil sands lease activity in the region; and the need to update the Company’s 51-101 studies to reflect the new COGEH standards.